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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 1996
                         COMMISSION FILE NUMBER 0-25796



                             STORMEDIA INCORPORATED
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                   77-0373062
       (State or other jurisdiction                      (I.R.S. Employer
        of incorporation or                               Identification
           organization)                                      Number)


               390 REED STREET, SANTA CLARA, CALIFORNIA 95050-3118
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (408) 327-8400
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         In connection with the "safe harbor" provisions of the private Securities Litigation Reform Act of 1995, StorMedia Incorporated (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99.1 Cautioniary statements for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July  23 , 1996                            STORMEDIA INCORPORATED


                                                  /s/ JUDITH M. O'BRIEN
                                                  ------------------------------
                                                  Judith M. O'Brien
                                                  Secretary



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                                INDEX TO EXHIBITS
                                                                    Sequentially
                                                                      Numbered
Exhibit                              Description                       Page

99.1          Cautionary Statement for Purposes of the                   5
              "Safe Harbor" Provisions of the Private
              Securities Reform Act of 1995.


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